UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 23, 2008
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure
Pursuant to 17 CFR Part 243 (“Regulation FD”), the Company is submitting information relating to its financial and operational outlook in the “Investor Update” as attached in Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 8.01.  Other Information
The following information reflects the results of shareholder voting on the proposals from the Annual Meeting of Stockholders.

(a)	The Company’s Annual Meeting of Stockholders was held on May 20, 2008.

(b)
At the Annual Meeting, William S. Ayer, Phyllis J. Campbell, Mark R. Hamilton, R. Marc Langland, Dennis F. Madsen and Byron I. Mallott were elected directors for one-year terms expiring on the date of the Annual Meeting in 2009.

(c)	The results of voting in the election of directors were as follows:

Board Nominees	For	Withheld
William S. Ayer	28,880,610	559,459
Phyllis J. Campbell	28,877,439	562,630
Mark R. Hamilton	28,820,321	619,748
R. Marc Langland	28,920,945	519,124
Dennis F. Madsen	28,797,285	642,784
Byron I. Mallott	28,830,662	609,407

Shareholder Nominees	For	Withheld
Richard D. Foley	78,861	28,261
Stephen Nieman	81,179	25,943
Terry K. Dayton	80,032	27,090
Carl L. Olson	78,459	28,663
William B. Davidge	77,809	29,313
Aaron C. Kreps	77,809	29,313

The terms of the following directors continued after the Annual Meeting:

Patricia M. Bedient
Jessie J. Knight, Jr.
J. Kenneth Thompson

(d)	The results of voting on Proposals 2 through 5 were as follows:

	Proposals	For	Against	Abstain	Broker Non-Votes
2.	Board proposal to approve the Alaska Air Group, Inc. 2008 Performance Incentive Plan	23,615,516	1,471,389	62,075	4,291,090
3.	Stockholder-sponsored proposal requesting that the Board of Directors amend the Company’s governance documents to require stockholder vote on the poison pill.	7,564,828	17,431,669	152,482	4,291,090
4.	Stockholder-sponsored proposal requesting that the Board of Directors amend the Company’s governance documents to adopt cumulative voting.	12,876,358	12,159,075	113,546	4,291,090
5.	Stockholder-sponsored proposal requesting that the Board of Directors adopt a policy to allow stockholders to cast an advisory vote on the compensation of certain executive officers.	13,478,067	11,034,216	636,697	4,291,090

ITEM 9.01.  Exhibits
Exhibit 99.1	Investor Update

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: June 23, 2008

/s/ Brandon S. Pedersen
Brandon S. Pedersen
Vice President/Finance and Controller

/s/ Bradley D. Tilden
Bradley D. Tilden
Executive Vice President/Finance and Planning and Chief Financial Officer